SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-A

(Exact name of registrant as specified in its charter)


          NEW YORK                    333-11095                 36-7186340
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division
ONE FIRST NATIONAL PLAZA #0126
CHICAGO, ILLNOIS                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-A, a Trust created pursuant to the Pooling Agreement, dated February 25, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date May 15, 1997.

               Principal              Interest     Ending Balance

       Cede & Co.$-0-          $583,750.00  $120,000,000.00

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders dated May 15, 1997

Statement to Certificateholders (Page 1 of 2)

Distribution Date:4/15/97 5/15/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL
PRINCIPAL AMOUNT)

A.INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed7.059722 4.864583
Investor Certificate Interest Shortfall Distributed0.000000 0.000000 Remaining Unpaid Investor Certificate Interest Shortfall0.000000 0.000000

Managed Amortization Period ? (Yes=1; No=0)11
Investors Certificate Principal Distributed0.000000 0.000000
  Principal Distribution Amount0.000000 0.000000
     Maximum Principal Payment36.566407 33.838493
     Alternative Principal Payment0.000000 0.000000
     Principal Collections less Additional Balances-13.203404 -4.446890
               Investor Loss Amount Distributed to Investors
0.000000     0.000000
               Accelerated Principal Distribution Amount
0.000000     0.000000
               Credit Enhancement Draw Amount                           0.00
0.00

             Total Amount Distributed to Certificateholders (P & I)
      7.059722                    4.864583

        B.   INVESTOR CERTIFICATE PRINCIPAL BALANCE


              Beginning Investor Certificate Balance
"120,000,000.00 "                   "120,000,000.00 "
              Ending Investor Certificate Balance
"120,000,000.00 "                   "120,000,000.00 "
              Beginning Invested Amount                   "120,000,000.00 "
"120,000,000.00 "
              Ending Invested Amount                      "120,000,000.00 "
"120,000,000.00 "
            Investor Certificateholder Floating Allocation Percentage
       98.0000%                     96.7481%
   Pool Factor                                        1.0000000     1.0000000
 Liquidation Loss Amount for Liquidated Loans
0.00   0.00
              Unreimbursed Liquidation Loss Amount                 0.00
0.00

         C.   POOL INFORMATION
              Beginning Pool Balance                      "122,448,980.48 "
"124,033,388.98 "
              Ending Pool Balance                        "124,033,388.98 "
"124,567,015.76 "
              Servicer Removals form the Trust (Section 2.06)
0.00   0.00
              Servicing Fee                       "51,020.41 "  "51,680.58 "

         D.   INVESTOR CERTIFICATE RATE

              Investor Certificate Rate                          5.525000%
5.837500%
              LIBOR Rate                               5.375000%     5.687500%
              Maximum Rate                             6.505205%     7.779507%

         E.   DELINQUENCY & REO STATUS

              Delinquent 30-59 days
                  No. of Accounts                                8      5
                 Trust Balances                           "196,966.93 "
"74,257.43 "
              Delinquent 60-89 days
                  No. of Accounts                               0      1
                 Trust Balances                             0.00   "16,598.55 "
              Delinquent 90+ days
                  No. of Accounts                                0      0
                 Trust Balances                                  0.00   0.00
              Delinquent 9+ Months
                  No. of Accounts                                0      0
                 Trust Balances                                  0      0
              REO
                  No. of Accounts                                0      0
                 Trust Balances                                  0.00   0.00



         Statement to Certificateholders (Page 2 of 2)


         Distribution Date:                                      4/15/97
5/15/97

       "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
    "this 12th day of May, 1997"


               Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                     as Servicer

              _______________________________________


                      Sam Ilagan
                      Vice-President

SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COUNTRYWIDE HOME EQUITY LOAN TRUST
1997-A



                                    By  _______________________________________
                                       Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: May 31, 1997